Conquer Risk Defensive Bull Fund
		Schedule of Investments
	March 31, 2024 (Unaudited)
Shares		Fair Value	% of Net Assets

MONEY MARKET FUNDS
1,035,891,715	First American Treasury Obligations Fund	1,035,891,715	100.01%
- Class X 5.22% * +

Total for Money Market Funds (Cost - $1,035,891,715)

Total Investments (Cost - $1,035,891,715)		1,035,891,715	100.01%

Liabilities in Excess of Other Assets		(94,772)	-0.01%

Net Assets		$1,035,796,943	100.00%

* Additional Information, including current Prospectus and Annual Reports, is available at
https://www.firstamericanfunds.com/index/FundPerformance/ShareholderDocuments.html.
+ The rate shown represents the 7-day yield at March 31, 2024.

1.) AFFILIATED ISSUER TRANSACTIONS

When a Fund holds more than 5% of the outstanding shares of an investment, that investment is consider to be an affiliated investment of the Fund. During the quarter ended March 31, 2024, the Fund had the following transactions with affiliated companies:

	Direxion Daily S&P
	500 3X Bull Shares
Security Name	ETF
Value as of December 31, 2023	$ 253,508,590
Purchases	834,534,058
Sales	(1,105,137,220)
Change in Unrealized Gain (Loss)	(26,722,907)
Realized Gain (Loss)	43,817,479
Value as of March 31, 2024	$ -

Shares Balance as of March 31, 2024	-
Dividends	$ -
Capital Gain Distributions	$ -